Babylon Delivers Strong 2022 Results, Beating Expectations
JANUARY 12, 2023 - AUSTIN, Texas and LONDON – (BUSINESS WIRE) – Babylon Holdings Limited (NYSE: BBLN) (“Babylon” or the “Company”) today confirmed that its revenue for the year ended December 31, 2022 is expected to exceed $1.05 billion on both a U.S. GAAP and International Financial Reporting Standards (IFRS) basis, including revenue from the IPA business in California. Babylon also expects to beat its previous IFRS Adjusted EBITDA guidance of $(270) million or less for 2022. These financial results are preliminary, unaudited and subject to change in connection with the completion of Babylon’s financial closing process and the preparation of its audited financial statements for 2022.

In July 2022, Babylon announced cost reductions expected to deliver up to $100 million in yearly savings. As a result of additional cost saving measures, Babylon expects to deliver an additional 25% in cost reductions on an annualized basis. Babylon continues to expect the proceeds from the planned sale of its IPA business in California to fund the Company to profitability.

Babylon’s previously announced revenue guidance was provided under IFRS, and was between $1.05 to $1.1 billion. Babylon has transitioned to U.S. domestic reporting company status as of January 1, 2023. Accordingly, Babylon will report its full Q4 and 2022 year-end results and provide future guidance under U.S. GAAP.

In addition, Babylon announced that Ali Parsa, Founder and Chief Executive Officer, and David Humphreys, Chief Financial Officer, will participate in the 41st Annual J.P. Morgan Healthcare Conference, including a company presentation at 10:30 a.m. Pacific Time on Thursday, January 12, 2023. The live audio webcast of the presentation will be available on the “Events” page of the Investors section of Babylon’s website. The replay will remain available for 30 days following the event. For more information, please visit https://ir.babylonhealth.com/.

Non-GAAP Financial Measures
Adjusted EBITDA is a non-GAAP measure under U.S. GAAP and IFRS. IFRS Adjusted EBITDA, which Babylon has reported in prior periods, is defined as profit (loss) for the period, adjusted for finance costs and income, depreciation and amortization, tax provision or benefit, impairment expenses, change in fair value of warrant liabilities, loss on settlement of warrants, share-based compensation, foreign exchange gain or loss, restructuring and other one-time benefit arrangements and gain or loss on sale of subsidiaries.

Babylon is unable to reconcile projected Adjusted EBITDA loss for 2022 to the most directly comparable GAAP measure, as we have not yet completed our financial closing process and are not able to forecast Loss for the period on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect Loss for the period, including, but not limited to, changes in fair value of warrant liabilities, impairment expense, share-based compensation, foreign exchange gains or losses and gains and losses on sale of subsidiaries. Adjusted EBITDA should not be used to predict Loss for the period as the difference between the two measures is variable and may be significant.

We believe that Adjusted EBITDA is a useful metric for investors to understand and evaluate our operating results and ongoing profitability because it permits investors to evaluate our recurring profitability from our ongoing operating activities.

Adjusted EBITDA has certain limitations, and you should not consider it in isolation or as a substitute for analysis of our results of operations as reported under GAAP. We caution investors that amounts presented in accordance with our definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers, because some issuers calculate Adjusted EBITDA differently or not at all, limiting its usefulness as direct comparative measure.

About Babylon
At Babylon, our mission is to make quality healthcare accessible and affordable for every person on Earth. We believe that this is possible by combining cutting edge technology with the best medical expertise. To this end we are building an integrated digital first primary care service that can manage population health at scale.

Founded in 2013, we are reengineering how people engage with their care at every step of the healthcare continuum. By flipping the model from reactive sick care to proactive healthcare through the devices people already own, we offer millions of people globally, ongoing, always-on care. And, we have already shown that in environments as diverse as the developed UK or developing Rwanda, urban New York or rural Missouri, for people of all ages, it is possible to achieve our mission by leveraging our highly scalable, digital-first platform combined with high quality, virtual clinical operations to provide integrated, personalized healthcare.

Today, we support a global patient network across 15 countries, and operate in 16 languages. In 2021 alone, Babylon helped a patient every 6 seconds, with approximately 5.2 million consultations and AI interactions. Importantly, this was achieved with a 93% user retention rate in our NHS GP at Hand service and 4 or 5-star ratings from more than 90% of our users across all of our geographies. We are working to demonstrate how our model of digital first integrated primary care can be applied to manage the health of the population in different settings across Medicare, Medicaid, and commercial value based care contracts in the US and our primary care services in the UK.

Babylon is also working with governments, health providers, employers and insurers across the globe to provide them with a new digital-first platform that any partner can use to deliver high-quality healthcare with lower costs and better outcomes. For more information, please visit visit www.babylonhealth.com.

Forward-Looking Statements
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment and potential growth opportunities.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of Babylon’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: our future financial and operating results and ability to generate profits in the future and our timetable to profitability; that we may require additional financing and our ability to obtain additional financing on favorable terms; our ability to sell the Meritage Medical Network/Independent Physician Association business, including the timing of the sale and the sale price; the impact of our recently completed reverse share split on the price and trading market for our Class A ordinary shares; if we fail to comply with the continued listing standards and rules of the New York Stock Exchange (the “NYSE”), the NYSE may delist our Class A ordinary shares; uncertainties related to our ability to continue as a going concern; our ability to successfully execute our planned cost reduction actions and realize the expected cost savings; the growth of our business and organization; risks associated with impairment of goodwill and other intangible assets; our failure to compete successfully; our ability to renew contracts with existing customers, and risks of contract renewals at lower fee levels, or significant reductions in members, pricing or premiums under our contracts due to factors outside our control; our dependence on our relationships with physician-owned entities; our ability to maintain and expand a network of qualified providers; our ability to increase engagement of individual members or realize the member healthcare cost savings that we expect; a significant portion of our revenue comes from a limited number of customers; the uncertainty and potential inadequacy of our claims liability estimates for medical costs and expenses; risks associated with estimating the amount and timing of revenue recognized under our licensing agreements and value-based care agreements with health plans; risks associated with our physician partners’ failure to accurately, timely and sufficiently document their services; risks associated with inaccurate or unsupportable information regarding risk adjustment scores of members in records and submissions to health plans; risks associated with reduction of reimbursement rates paid by third-party payers or federal or state healthcare programs; risks associated with regulatory proposals directed at containing or lowering the cost of healthcare, including the ACO REACH model; immaturity and volatility of the market for telemedicine and our unproven digital-first approach; our ability to develop and release new solutions and services; difficulty in hiring and retaining talent to operate our business; risks associated with our international operations, economic uncertainty, or downturns; the impact of COVID-19 or any other pandemic, epidemic or outbreak of an infectious disease in the United States or worldwide on our business; risks associated with foreign currency exchange rate fluctuations and restrictions; and the other risks and uncertainties identified in Babylon’s Annual Report on Form 20-F filed with the SEC on March 30, 2022, and in other documents filed or to be filed by Babylon with the SEC and available at the SEC’s website at www.sec.gov.

Babylon cautions that the foregoing list of factors is not exclusive and cautions you not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Babylon does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this press release.
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